UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 24, 2004


                          OneSource Technologies, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      000-30969              65-0691963
 ------------------------------    ------------------------    ---------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or jurisdiction)                                 Identification
                                                                   Number)


15730 N. 83rd Way, Suite 104, Scottsdale, Arizona                     85260
-------------------------------------------------                     -----
    (Address of principal executive office)                        (Zip Code)



       Registrant's telephone number, including area code: (800) 279-0859







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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     (d) On September 24, 2004, the Board of Directors of OneSource Technologies, Inc. (the "Company") elected Stephen A McConnell to the Board of Directors. The Board of Directors also appointed Mr. McConnell to serve as Chair of the Compensation Committee and as a member of the Audit Committee and the Nominating/Corporate Governance Committee of the Board of Directors.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ONESOURCE TECHNOLOGIES, INC.


Dated:  September 28, 2004                    By:  /s/ Leonard J. Ksobiech
                                                   ---------------------------
                                                   Leonard J. Ksobiech
                                                   Chief Financial Officer










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